UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 04, 2026

Alpha Teknova, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40538	94-3368109
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2451 Bert Drive
Hollister, California		95023
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 831 637-1100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TKNO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2026, Alpha Teknova, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2026 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 2.02, including the Press Release, is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 4, 2026, the Board of Directors of the Company approved an amended and restated Code of Business Conduct and Ethics (the “Code”). The Code was amended to, among other things, update for current compliance best practices, streamline and clarify existing provisions, promote consistency in cross-reference to other of the Company’s polices, and to make other non-substantive administrative and stylistic improvements. The amendments do not constitute, or result in, a waiver of any provision of the Code as previously in effect.

The foregoing description of the amendments to the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, which available on the “Investor Relations – Corporate Governance” section of the Company’s website at www.teknova.com.The contents of the Company’s website are not incorporated by reference in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Alpha Teknova, Inc., dated May 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA TEKNOVA, INC.

Date:	May 6, 2026	By:	/s/ Stephen Gunstream
Stephen Gunstream President and Chief Executive Officer